UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2025

SNOWFLAKE INC.
(Exact name of registrant as specified in its charter)

Delaware		001-39504	46-0636374
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

Suite 3A, 106 East Babcock Street			59715
Bozeman,	Montana
(Address of Principal Executive Offices)[1]			(Zip Code)
(844) 766-9355
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	SNOW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

[1] The Company is a Delaware corporation with a globally distributed workforce and no corporate headquarters. Under the Securities and Exchange Commission's rules, the Company is required to designate a “principal executive office.” For purposes of this report, it has designated its office in Bozeman, Montana as its principal executive office.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2025, Christopher W. Degnan notified Snowflake Inc. (the “Company”) of his intention to step down as the Company’s Chief Revenue Officer. In addition, on March 4, 2025, Michael Gannon was appointed by the Company to succeed Mr. Degnan as the Company’s new Chief Revenue Officer, effective upon the first day Mr. Gannon begins employment with the Company, which is expected to be March 14, 2025.

Mr. Degnan plans to remain in his current role until the effective date of the appointment of Mr. Gannon, after which he expects to remain an employee of the Company to support continuity and a smooth transition.

Mr. Gannon, age 50, has served as President, North America at Broadcom Inc., a global semiconductor and infrastructure software solutions company, from November 2023 to March 2025, where he was responsible for sales, go-to-market strategy, and business operations in North America. From March 2014 to November 2023, Mr. Gannon served in various sales positions at VMware, Inc., a cloud computing and virtualization technology company, including most recently as Senior Vice President, General Manager Americas from July 2023 to November 2023 and Vice President, U.S. Enterprise Sales from July 2020 to October 2022, until VMware was acquired by Broadcom. In his role as Senior Vice President, General Manager Americas of VMware, Mr. Gannon was responsible for sales, go-to-market strategy, and business operations, strategic planning, and overall management of VMware’s business in the Americas. Mr. Gannon holds a B.A. degree in Economics and Accounting from the State University of New York at Oswego.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Snowflake Inc.

Dated: March 6, 2025
	By:	/s/ Sridhar Ramaswamy
Sridhar Ramaswamy
Chief Executive Officer